BenchmarkA Performance data (as at 30/09/16) 80 ! MSCI Golden Dragon Index (Net) 400 20 ! CSI 300 Index (Net) 350 300 Investment objective 250 200 Long term capital appreciation through investments 150 primarily in equity securities of companies with 100 substantial assets in, or revenues derived from, the People's Republic of China, Hong Kong, 50 Taiwan and Macau. 0 09/96 09/98 09/00 09/04 09/06 09/08 09/10 09/12 09/14 09/16 Fund statistics S h a r e p r i c e N et asset v alue Ben c h m a r k A Fund mZnZger Emerson Yip % 1 mth 3 mths 2016 YTD 1 year 3 year 5 year 10 years Listed New York Stock Exchange ShZre price 1.2 13.4 12.5 28.0 27.2 74.1 117.6 Net Zsset vZlue 1.4 12.5 8.0 15.9 21.5 63.0 90.8 Net Assets (as at 30/09/16) USD 122.19m BenchmarkA 1.9 11.1 7.0 13.1 20.7 56.5 91.2 LZunch dZte 16th July 1992 Dividends (Ex-dividend dZte) USD 0.3446 (7 December 2016) % 2016/2015 2015/2014 2014/2013 2013/2012 2012/2011 B 6.5! ActuZl LeverZge ShZre price 28.0 -5.1 4.8 17.1 16.8 Net Zsset vZlue 15.9 1.2 3.6 16.2 15.4 BenchmarkA 13.1 0.2 6.5 11.3 16.5 Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. All return data includes investment management fees, administrative and custodial charges, bank loan expenses and assumes the reinvestment of all distributions. Returns for periods less than one year are not annualized. Market capitalization breakdown (as at 30/09/16) (Large Cap > USD 2bn, Mid Cap USD 500m USD 2bn, Holding Fund ! BenchmZrkA weight Small Cap less than USD 500m) Tencent Holdings 7.1 6.0 Fund Bmark Fund Bmark Fund Bmark Large Cap Mid Cap Small Cap 61 Stocks 11 Stocks 0 Stocks Total number of stocks in the Fund’s portfolio: 72 A On 01/03/01 the benchmark of the Fund was changed from 25% TWII, 20% BNPPCI, 50% MSCI HK, 5% HSBC to MSCI Golden Dragon Index (Total). On 13/04/12 the benchmark was changed to 80% MSCI Golden Dragon Index, 20% CSI 300 Index. On 01/10/13 the Fund’s benchmark was changed to a net, rather than gross, basis. Formerly JF China Region Fund, Inc., the Fund name was changed on 06/12/13. B Actual leverage represents the excess amount above shareholders’ funds of total assets less cash/cash equivalents, expressed as a percentage of shareholders’ funds. If the amount calculated is negative, this represents a net cash position. Top 10 holdings (as at 30/09/16) Taiwan Semiconductor Manufacturing 6.8 5.6 Alibaba Group Holding 4.9 3.9 China Construction Bank* 4.3 2.6 AIA Group 3.9 3.1 China Merchants Bank* 3.5 1.9 Ping An Insurance* 3.4 0.8 CNOOC 2.4 0.9 Cheung Kong Property Holdings Hong Kong Exchanges & Clearing SubTotal * Denotes China Ashare holding Sector 2.0 2.0 40.3 0.8 0.3 25.9 (as at 30/09/16) Fund % 29.1% Information Technology 24.6% Financials 12.3% Consumer Discretionary 8.7% Industrials 7.0% Real Estate 3.1% Health Care 2.8% Utilities 2.4% Energy 2.1% Consumer Staples 1.8% Telecommunication Services 0.9% Materials 5.2% Liquidity 100% Total Active % 0.9% -2.5% 4.2% 0.7% -0.8% 0.9% -1.4% -0.9% -0.8% -3.1% -2.4% 5.2%

Fund information Portfolio (as at 30/09/16) Share price USD 17.23 NAV per share USD 18.95 Discount (-) / Premium Current -9.1! Shares in issue 6,447,637 Fund code Bloomberg JFC US ISIN US46614T1079 Sedol 2471392 Fund % 19.6% 17.3% 14.8% 12.9% 12.3% 10.8% 7.1% 0.0% 5.2% 100.0% Portfolio review China - ‘A’ Shares Hong Kong Taiwan China - Hong Kong ‘P Chip’ China - Hong Kong ‘H’ China - Hong Kong ‘Red Chip’ China - Others China - ‘B’ Shares Net Liquidity Total Active % -0.4% 0.8% -4.7% 3.5% -4.1% 2.4% -2.6% -0.1% 5.2%

(as at 30/09/16) Offshore Greater China markets continued to rally. The MSCI China Index rose despite another fall in the China domestic stock markets. The Chinese regulator confirmed that local insurers could use Stock Connect to access Hong Kong equities. Strong inflows into financial stocks listed in Hong Kong continued as investors anticipated domestic institutions to diversify portfolios using this channel. The MSCI Hong Kong Index rallied as residential property sales surprised positively while local banks cut mortgage rates. Mirroring the buying of stocks, mainland buyers were reportedly active in buying property. The technologyheavy MSCI Taiwan index rose as initial reports of new iPhone sales surpassed low expectations. The Fund performed inline with the markets. Market outlook (as at 30/09/16) With the Chinese economy’s growth stabilization (and growing concerns about excessive price increases in certain property markets), we continue to anticipate normalization of stimulus policies. Credit growth is tapering (but still excessive), local governments have moved to a tightening stance to deflate property bubbles and the government appears to be easing off on its own contributions to infrastructure projects (while trying to encourage private funding). Technology demand and the Chinese consumer spending generally remain strong. Consequently, we expect industrial cyclical outperformance to ease and a renewed focus on growth equities across the Greater China region. Further information Investment Adviser: JF International Management Inc. Website: www.jpmchinaregionfund.com Administration: Lucy Dina +44 (0)20 7742 3735 Full portfolio holdings (as at 30/09/16) Values Sum of Traded Sum of Holding Market Value (Base) Weight Information Technology 39,973,245 TENCENT HOLDINGS LTD COMMON STOCK HKD 0.00002 TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD COMMON ALIBABA GROUP HOLDING LTD ADR USD 0.000025 LARGAN PRECISION CO LTD COMMON STOCK TWD 10 AAC TECHNOLOGIES HOLDINGS INC COMMON STOCK HKD WANGSU SCIENCE & TECHNOLOGY CO LTD COMMON STOCK HANGZHOU HIKVISION DIGITAL TECHNOLOGY CO LTD ADVANCED SEMICONDUCTOR ENGINEERING INC COMMON SILICON MOTION TECHNOLOGY CORP ADR USD 0.01 GOERTEK INC COMMON STOCK CNY 1 WISTRON NEWEB CORP COMMON STOCK TWD 10 HIMAX TECHNOLOGIES INC ADR USD 0.6 CATCHER TECHNOLOGY CO LTD COMMON STOCK TWD 10 9,792,662 7.1 9,350,797 6.8 6,696,507 4.9 2,532,421 1.8 2,336,570 1.7 2,054,140 1.5 1,571,546 1.1 1,444,002 1.1 1,201,787 0.9 1,064,169 0.8 669,461 0.5 658,363 0.5 600,820 0.4 Financial 33,805,108 24.6 CHINA CONSTRUCTION BANK CORP COMMON STOCK HKD 1 AIA GROUP LTD COMMON STOCK HKD 0 CHINA MERCHANTS BANK CO LTD COMMON STOCK HKD 1 PING AN INSURANCE GROUP CO OF CHINA LTD COMMON HONG KONG EXCHANGES AND CLEARING LTD COMMON STOCK BOC HONG KONG HOLDINGS LTD COMMON STOCK HKD 0 E.SUN FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10 CHINA TAIPING INSURANCE HOLDINGS CO LTD COMMON DAH SING BANKING GROUP LTD COMMON STOCK HKD 0 PICC PROPERTY & CASUALTY CO LTD COMMON STOCK HKD 1 HUATAI SECURITIES CO LTD COMMON STOCK CNY 1 INDUSTRIAL BANK CO LTD COMMON STOCK CNY 1 POSTAL SAVINGS BANK OF CHINA CO LTD COMMON STOCK CHINA LIFE INSURANCE CO LTD/TAIWAN COMMON STOCK 5,915,760 4.3 5,376,715 3.9 4,765,086 3.5 4,615,195 3.4 2,739,991 2.0 2,013,202 1.5 1,801,096 1.3 1,217,072 0.9 1,159,827 0.8 1,148,853 0.8 880,411 0.6 876,554 0.6 819,148 0.6 476,198 0.4 Consumer Discretionary 16,847,980 12.3 WYNN MACAU LTD COMMON STOCK HKD 0.001 NEXTEER AUTOMOTIVE GROUP LTD COMMON STOCK HKD 0.1 JD.COM INC ADR USD 0.00002 REGINA MIRACLE INTERNATIONAL HOLDINGS LTD COMMON HANGZHOU ROBAM APPLIANCES CO LTD COMMON STOCK CNY CHINA CYTS TOURS HOLDING CO LTD COMMON STOCK CNY 1 CHINA HARMONY NEW ENERGY AUTO HOLDING LTD COMMON CHONGQING CHANGAN AUTOMOBILE CO LTD COMMON STOCK TECHTRONIC INDUSTRIES CO LTD COMMON STOCK HKD 0 IMAX CHINA HOLDING INC COMMON STOCK HKD 0.0001 ZHEJIANG HUACE FILM & TV CO LTD COMMON STOCK CNY 1 MAN WAH HOLDINGS LTD COMMON STOCK HKD 0.4 BRILLIANCE CHINA AUTOMOTIVE HOLDINGS LTD COMMON TUNIU CORP ADR USD 0.0001 ALPHA GROUP COMMON STOCK CNY 1 PACIFIC TEXTILES HOLDINGS LTD COMMON STOCK HKD 1,892,461 1.4 1,572,998 1.2 1,523,656 1.1 1,471,843 1.1 1,239,647 0.9 1,040,791 0.8 1,005,152 0.7 941,022 0.7 921,923 0.7 869,604 0.6 863,635 0.6 860,158 0.6 706,642 0.5 698,280 0.5 687,649 0.5 552,519 0.43 Industrials 11,969,135 CK HUTCHISON HOLDINGS LTD COMMON STOCK HKD 1 CHINA EVERBRIGHT INTERNATIONAL LTD COMMON STOCK HAN’S LASER TECHNOLOGY INDUSTRY GROUP CO LTD BEIJING ORIGINWATER TECHNOLOGY CO LTD COMMON STOCK CHINA CONCH VENTURE HOLDINGS LTD COMMON STOCK HKD SPRING AIRLINES CO LTD COMMON STOCK CNY 1 BOC AVIATION LTD COMMON STOCK HKD LUXSHARE PRECISION INDUSTRY CO LTD COMMON STOCK SHUN TAK HOLDINGS LTD COMMON STOCK HKD 0 AVIC AVIATION ENGINE CORP PLC COMMON STOCK CNY 1 CHINA MACHINERY ENGINEERING CORP COMMON STOCK HKD GUOXUAN HIGHTECH CO LTD COMMON STOCK CNY 1 2,084,782 1.5 1,275,471 0.9 1,274,014 0.9 1,200,841 0.9 1,086,767 0.8 1,005,855 0.7 832,322 0.6 787,922 0.6 727,141 0.5 615,219 0.5 550,789 0.4 528,012 0.4

Full portfolio holdings (cont’d) Values Sum of Traded Sum of Holding Market Value (Base) Weight Real Estate 9,573,410 7.0 CHEUNG KONG PROPERTY HOLDINGS LTD COMMON STOCK HKD 2,798,476 2.1 SUN HUNG KAI PROPERTIES LTD COMMON STOCK HKD 0 2,053,221 1.5 POLY REAL ESTATE GROUP CO LTD COMMON STOCK CNY 1 1,962,675 1.4 CHINA RESOURCES LAND LTD COMMON STOCK HKD 0.1 1,214,172 0.9 WHARF HOLDINGS LTD/THE COMMON STOCK HKD 0 1,098,957 0.8 KWG PROPERTY HOLDING LTD COMMON STOCK HKD 0.1 445,910 0.3 Liquidity 7,107,369 5.2 Net Liquidity 7,107,369 5.2 Health Care 4,175,718 3.1 PHOENIX HEALTHCARE GROUP CO LTD COMMON STOCK HKD 1,756,167 1.3 SINO BIOPHARMACEUTICAL LTD COMMON STOCK HKD 0.025 1,325,942 1.0 JIANGSU HENGRUI MEDICINE CO LTD COMMON STOCK CNY 1 1,093,609 0.8 Utilities 3,825,286 2.8 CHINA RESOURCES GAS GROUP LTD COMMON STOCK HKD 0.1 2,029,421 1.5 CGN POWER CO LTD COMMON STOCK HKD 1 1,172,989 0.9 BEIJING ENTERPRISES WATER GROUP LTD COMMON STOCK 622,877 0.4 Energy 3,306,549 2.4 CNOOC LTD COMMON STOCK HKD 0 3,306,549 2.4 Consumer Staples 2,830,474 2.1 PRESIDENT CHAIN STORE CORP COMMON STOCK TWD 10 1,509,308 1.1 KWEICHOW MOUTAI CO LTD COMMON STOCK CNY 1.0 1,321,166 1.0 Telecommunication Services 2,512,434 1.8 CHINA TELECOM CORP LTD COMMON STOCK HKD 1 2,512,434 1.8 Materials 1,266,042 0.9 KANGDE XIN COMPOSITE MATERIAL GROUP CO LTD COMMON 1,266,042 0.9 Grand Total 137,192,749 100.0 Source: J.P. Morgan, Reuters, Bloomberg Benchmark Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by, JPMAM (UK). The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. All equity indices stated as ‘Net’ are calculated net of tax as per the standard published approach by the index vendor unless stated otherwise. This material should not be relied on as including sufficient information to support an investment decision. US recipients of this information that wish to receive further information or effect transactions in the Fund’s shares should contact JPM New York and not other brokers who may be listed in this report. This document contains information concerning the performance of JF Investment Companies. It does not constitute or contain, and may not be used for the purposes of or in connection with, any offer or invitation or solicitation by or o n behalf of any of the investment companies described herein to subscribe for or to purchase securities by anyone in any jurisdiction in which such offer, invitation or solicitation is not authorised, or to any person to whom it is unlawful to make such offer, invitation or solicitation. There is no assurance that the Fund will achieve its investment objective. You should remember that past performance is not a guide to the future. The price of investments and the income from them may fall as well as rise and you may not get back the full amount invested. All performance assumes reinvestment of all dividends and capital gain distributions. Total return based on share price reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Shares of the Fund may trade above or below its net asset value. Current performance may be lower or higher than the performance data quoted. When a subscription involves a foreign exchange transaction, it may be subject to the fluctuations of currency values. Exchange rates may also cause the value of underlying overseas investments to go up or down. Investments in emerging markets may involve a higher element of risk due political and economic instability and underdeveloped markets and systems. Investments in smaller companies may involve a higher degree of risk as markets are usually more sensitive to price movements. Concentrating investments in the greater China region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. The views expressed herein are not to be taken as advice or a recommendation to buy or sell any investment.